Exhibit 10.9

THIS IS PREPARED WITH THE CONTINGENCY OF THE PURCHASE OF THE FOLLOWING MENTIONED PROPERTY. ADDENDUM TO LEASE DATED 1st OF JANUARY WITH A MOVE IN DATE OF FEBRUARY 1, 2011 BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND ANGIE’S LIST, INC., (LESSEE).

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective March 1, 2011 with a move in date of February 1, 2011. WIT:

1.	Paragraph (1) (Description of Premises) Lessor herby leases additional Parking space known as the following to the lessee: 903 E. Ohio Street Indianapolis, IN 46202

2.	Paragraph (4) (Rent) The amount for the additional parking space with parking for 100 cars will be $5,400.00a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC
Lessor

/s/ Karl Northern	Date:	12-23-10
Karl Northern

Angie’s List Lessee

/s/ Chuck Hundt	Date:	12/23/10
Chuck Hundt